UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015 (July 21, 2015)

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code         (248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of acquisition or disposition of assets.

On July 21, 2015, Ramco-Gershenson Properties Trust (the “Registrant”) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. ("RGPLP") completed the acquisition of its partner's 80% ownership interest in six shopping centers for approximately $152.9 million, including the assumption of its partner's pro rata share of debt of $48.1 million. The acquisitions were financed through the assumption of the existing mortgage debt with the balance from borrowings on our unsecured revolving credit facility. The assumed debt has interest rates ranging from 2.9% to 5.8% and is due at various maturity dates from January 2017 through January 2023.

The following table details the properties acquired, including their gross leasable area ("GLA"):

Property Name	Location	Total GLA	Anchor Tenants

Crofton Centre	Crofton, Maryland	252,230	Shoppers Food Warehouse, Gold's Gym, Goodwill, Hibachi Grill & Supreme Buffet, Kmart, United Tile and Granite
Market Plaza	Glen Ellyn, Illinois	163,054	Jewel-Osco, Ross Dress for Less, Staples
Olentangy Plaza	Columbus, Ohio	253,204	Marshalls, Eurolife Furniture, Metro Fitness, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Peachtree Hill	Duluth, Georgia	154,700	Kroger, LA Fitness
Rolling Meadows Shopping Center	Rolling Meadows, Illinois	134,012	Jewel-Osco, Dollar Tree, Northwest Community Hospital
The Shops on Lane Avenue	Upper Arlington, Ohio	169,035	Whole Foods Market, Bed Bath & Beyond, Pier 1 Imports, Ulta
		1,126,235

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 2.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The required financial statements for the acquired centers will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report was required to be filed.

(b)	Unaudited Pro Forma Financial Information

The required pro forma financial statements for the acquired centers will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report was required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	July 27, 2015	by:/s/GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer and Secretary

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